SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        25-Sep-03

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF May 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                                    333-101254
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

06-1204982
(I.R.S. Employer
Identification
Number)

1285 Avenue of the Americas
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

                 On      25-Sep-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Sep-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                      25-Sep-03

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                 09/25/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)         Prin
A-1                      57643LAS5              268,161,671    6,504,245
A-2                      57643LAT3              118,474,096    2,069,711
A-3                      57643LAU0              184,352,469    7,294,225
M-1                      57643LAV8               53,949,000            0
M-2                      57643LAW6               39,067,000            0
M-3                      57643LAX4                9,302,000            0
M-4                      57643LAY2                8,557,000            0
M-5                      57643LAZ9                8,185,000            0
MV-6                     57643LBA3                3,162,000            0
MF-6                     57643LBB1                8,000,000            0
CE                           NA                  11,161,684            0
P                            NA                         100            0
R                            NA                           0            0
Total                                           712,372,019   15,868,181


                                                      Total
Class                               Int        Distribution       Losses
A-1                             332,520           6,836,766            0
A-2                             144,867           2,214,578            0
A-3                             234,947           7,529,172            0
M-1                              98,022              98,022            0
M-2                             102,942             102,942            0
M-3                              27,314              27,314            0
M-4                              32,864              32,864            0
M-5                              36,016              36,016            0
MV-6                             13,914              13,914            0
MF-6                             43,333              43,333            0
CE                            3,258,085           3,258,085            0
P                               336,192             336,192            0
R                                     0                   0            0
Total                         4,661,017          20,529,198            0

                    Ending             Current            Next
               Certificate        Pass-Through    Pass-Through
Class                  Bal            Int Rate        Int Rate
A-1            261,657,426             1.44000%        1.45000%
A-2            116,404,385             1.42000%        1.43000%
A-3            177,058,244             1.48000%        1.49000%
M-1             53,949,000             2.11000%        2.12000%
M-2             39,067,000             3.06000%        3.07000%
M-3              9,302,000             3.41000%        3.42000%
M-4              8,557,000             4.46000%        4.47000%
M-5              8,185,000             5.11000%        5.12000%
MV-6             3,162,000             5.11000%        5.12000%
MF-6             8,000,000             6.50000%        6.50000%
CE              11,161,684             5.48829%
P                      100
R                        0
Total          696,503,839


AMOUNTS PER $1,000 UNIT

Class              Prin                 Int           Total
A-1           23.049252            1.178361        24.22761
A-2           17.031151            1.192080        18.22323
A-3           36.649424            1.180478        37.82990
M-1            0.000000            1.816945         1.81694
M-2            0.000000            2.635000         2.63500
M-3            0.000000            2.936389         2.93639
M-4            0.000000            3.840555         3.84056
M-5            0.000000            4.400277         4.40028
MV-6           0.000000            4.400278         4.40028
MF-6           0.000000            5.416666         5.41667
CE             0.000000          291.899034       291.89903
P              0.000000          3361921.50      3361921.50

                                                     Ending
                                                Certificate
Class                            Losses                 Bal
A-1                            0.000000          927.241762
A-2                            0.000000          957.863694
A-3                            0.000000          889.619218
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
MV-6                           0.000000         1000.000000
MF-6                           0.000000         1000.000000
CE                             0.000000         1000.000000
P                              0.000000         1000.000000


Section 4.02 (ii),(xv)
INTEREST

                                Interest              Unpaid
                            Distribution            Interest
Class                             Amount              Amount
A-1                             332,520                   0
A-2                             144,867                   0
A-3                             234,947                   0
M-1                              98,022                   0
M-2                             102,942                   0
M-3                              27,314                   0
M-4                              32,864                   0
M-5                              36,016                   0
MV-6                             13,914                   0
MF-6                             43,333                   0
CE                            3,258,085                   0
P                               336,192                   NA
TOTAL                         4,661,017                   0

                    Reduction from the Allocation of:
                                 Prepayment      Relief Act
               Realized            Interest        Interest
Class            Losses          Shortfalls      Shortfalls
A-1               0                   0               0
A-2               0                   0               0
A-3               0                   0               0
M-1               0                   0               0
M-2               0                   0               0
M-3               0                   0               0
M-4               0                   0               0
M-5               0                   0               0
MV-6              0                   0               0
MF-6              0                   0               0
CE                0                   0               0
P                 0                   0               0
TOTAL             0                   0               0

Section 4.02 (xvi), (xvii)
PPIS & RAIS
Prepayment Interest Shortfalls not
covered by the servicer pursuant to Section 3.24                          0
Relief Act Interest Shortfalls                                            0

Section 4.06 (xviii)
Overcollateralization Amount                    11,161,684
Overcollateralization Release Amount             0
Overcollateralization Deficiency               0
Overcollateralization Target Amount            11,161,684
Monthly Excess Cashflow                        3,258,085

Credit Enhancement Percentage                  19.847%

Section 4.02 (v),(vi)
POOL
Stated Principal Balance of Mortgage Loans               696,503,839
Number of Mortgage Loans                                       4,342

Section 4.02 (vi)
WAC & WAM
Weighted Average Remaining Term to Maturity                      337
Weighted Average Mortgage Interest Rate                      7.8120%

Section 4.02 (iv)
P&I ADVANCES
Aggregate Advances for the Collection Period               1,344,837

Section 4.02 (vii)
DELINQUENCIES
                                 Unpaid Prin              Stated
                   Number                Bal                 Bal
30-59 Days             51          8,127,876           8,111,661
60-89 Days              8          1,674,675           1,670,564
90+ Days               13          1,227,980           1,225,294
Foreclosures           41          6,928,897           6,905,589
Bankruptcies            5          1,048,916           1,046,232

Section 4.02 (v),(viii)
REO
Number of REO Loans                                             0
Stated Principal Balance of REO Properties                      0
Total Book Value of REO Properties:                             0

Section 4.02 (viii)
Loans that became REO properties in the preceding calendar month:

                              Unpaid Principal    Stated Principal
              Loan Number             Balance             Balance
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0

                              Unpaid Principal    Stated Principal
               Loan Number             Balance             Balance
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0
                   0                   0                   0


Section 4.06 (xxii)
Stepdown Date Occurrence                                  NO
Trigger Event Occurrence                                  NO
Real Loss as a % of the Orig Pool Bal                0.00000%

Section 4.02 (iii),(xii)
FEES

Trustee Fee                                           11,873
Servicing Fee                                        297,143
Extraordinary Trust Fund Expenses                          0

Section 4.02 (x), (xxiii)
AVAILABLE FUNDS

Principal:
     Scheduled Principal                              558,129
     Prin Prepayments (incl. curtailments)         15,310,052
     Liquidation Proceeds                                   0
Total Principal                                    15,868,181

Net Interest (net of servicing & trustee fee)       4,324,825

Available Funds (total prin plus net int)          20,193,005

Section 4.02 (i)
PREPAYMENT
PENALTIES

Prepayment Penalties                                  336,192
Servicer Prepayment Charge Payment Amounts                  0


Section 4.02 (xi)
LOSSES

Current Loss                                                 0
Aggregate Realized Losses                                   (0)

Section 4.06 (xxi)
Liquidation Report

   Loan #             Balance            Loss Amt   Loss Severity
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0

   Loan #             Balance            Loss Amt   Loss Severity
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0
       0                   0                   0               0

Section 4.02 (xxi)
Aggregate Loss Severity Percentage                    0.0000%

Section 4.02 (xxiv)
Net WAC Rate Carryover Amount

                          Net WAC Rate         Amounts
Class                   Carryover Amount          Unpaid
A-1                                    0               0
A-2                                    0               0
A-3                                    0               0
M-1                                    0               0
M-2                                    0               0
M-3                                    0               0
M-4                                    0               0
M-5                                    0               0
MV-6                                   0               0
MF-6                                   0               0

Section 4.02 (xiv)
Ending Balance Factors
                    Class                         Factor
                      A-1                         0.927242
                      A-2                         0.957864
                      A-3                         0.889619
                      M-1                         1.000000
                      M-2                         1.000000
                      M-3                         1.000000
                      M-4                         1.000000
                      M-5                         1.000000
                      MV-6                        1.000000
                      MF-6                        1.000000
                      CE                          1.000000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Shannon Rantz
                    Name:  Shannon Rantz
                    Title: Assistant Vice President
                    U.S. Bank National Association as Trustee

Dated:                           9/25/03